--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 21, 1997

To Our Shareholders:

     We are pleased to submit to you the semi-annual report for Cohen & Steers Total Return Realty Fund, Inc. for the six months ended June 30, 1997. The net asset value per share at that date was $17.72. In addition, during the quarter, three $0.08 per share dividends were declared and paid.

MID-YEAR REVIEW

     Real estate securities have experienced a somewhat erratic period thus far in 1997. By mid-year, however, the Fund's 7.9% return based on income and change in net asset value is in line with our mid-teens annual total return expectation. This is also consistent with the long-term returns that REITs have traditionally provided.

     In April, REITs suffered their largest monthly price decline since November, 1994 (-3.4%), primarily the result of the supply imbalance caused by a flood of equity issuance. In the first half of this year, REITs raised $9.7 billion in common equity, a record for any six month period. With supply pressures abating and a continuation of strong real estate fundamentals, REITs posted strong returns in both May (+2.9%) and June (+4.9%), which more than erased April's decline. This strong rebound was consistent throughout all mainstream property sectors.

     Also helping performance in the spring were the very strong earnings reported by REITs. Most reported profits above consensus expectations, and the companies in our universe reported average per share growth of approximately 10% compared to last year's first quarter. Initial indications appear to us that a similar pattern is likely to emerge when second quarter earnings are announced in the next several weeks. This confirms our expectation that the REIT industry is still in a high growth phase which justifies improved valuations and share pricing that anticipates expanding earnings and asset values.

     An important recent development is that the long-term debt market appears to be becoming much more accommodating to the REIT industry. Whereas for the past several years, most REITs were able to borrow money for only five to seven year terms, the more credit worthy companies are now issuing ten to twenty year fixed-rate debt. Further, the cost of this debt has declined significantly due to the combination of lower interest rates and a narrowing of spreads from benchmark rates. This lower cost of debt is enhancing REITs' returns on equity and the longer maturity is much better suited to the long-term nature of REIT assets.

INVESTMENT OUTLOOK

     We believe that the rate of earnings growth for the industry as a whole is likely to slow somewhat over the next several years as the real estate cycle enters into a mature phase. This will happen as three previously wide gaps begin to close: the gap between existing occupancy rates and full occupancy; the gap between existing rental rates and market rates; and the gap between the market value of many properties and their replacement cost. Occupancies and rental rates have risen as the robust national economy over the past six years, against a backdrop of limited new construction, has engendered a strong real estate recovery. This improvement in fundamentals has

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                                       1

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

fostered a substantial return of capital to the industry from both public and private market sources, thereby increasing real estate values.

     Despite this already strong rebound, we do not believe that the real estate cycle has by any means passed its peak or that the industry is headed for a reversal of the positive trends now in place. We believe, however, that the return to equilibrium conditions warrants a change in investment strategy, which we have now almost completely executed. This strategy emphasizes the following four themes.

     1. STRONG INTERNAL GROWTH PROSPECTS. We are highly focused on companies that own properties where the above-mentioned gaps are still relatively wide, thereby permitting increases in occupancies and/or rents. Similarly, we have identified those few companies that can still purchase property at a meaningful discount to replacement cost. Many of these companies are in the Office sector, particularly owners of central business district office buildings, and it is for this reason that our weighting in this sector is very high. In addition, most REITs have a distinct advantage in the acquisition of office properties due to the tax deferral that their operating partnership structure can offer potential sellers.

     2. PROTECTED OR UNIQUE MARKETS. These companies occupy a strong position in markets with significant barriers to entry due to the requirement of special expertise, or where there is a shortage of space that cannot be easily created. They include several developers of apartment communities in densely populated areas where special expertise is required to obtain zoning and building permits. In the Office sector, many urban markets tend to be protected due to high density, a scarcity of land, strict building codes, and unusual operating complexity.

     3. UNIQUE BUSINESS PLANS OR VALUE-ADDED STRATEGIES. We are attracted to companies we believe are positioned to earn above-average profits by employing techniques not available to (or not thought of by) their competitors. There now exist a number of real estate companies that have a recognized national brand name, and are maximizing rental revenues while enjoying significant economies of scale. As many other companies in our universe grow we expect them to become low cost providers of products and services to their tenant bases, adding revenues which will improve their profitability.

     4. CONSOLIDATORS. Although the real estate cycle is maturing, the industry remains highly fragmented and in dramatic need of better management and further consolidation. For the first time in history, REITs are attracting a substantial number of property owners wishing to sell either for cash or an exchange of shares. The potential sellers span the spectrum of individual and institutional owners. The largest, best managed and best capitalized companies are the ones that are positioned to make the most attractive acquisitions. These companies can solidify their industry positions and achieve profit growth far exceeding that of lesser competitors. The shares of these companies will, in our opinion, maintain premium valuations that reflect their competitive positions.

     In addition to the four themes described above, we remain committed to our normal qualitative and quantitative investment standards and are particularly attuned to each company's dividend growth potential. With

--------------------------------------------------------------------------------
                                       2

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
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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
both interest rates and inflation quite low, and the dividend yield of the stock market at an all-time low, REITs may be ideal investment vehicles for many investors. If we are correct about the current state of the real estate cycle, the income component of REIT returns will be valued more highly and this may serve to offset generally slowing industry growth. Therefore, we are very pleased to have identified companies that have both substantial dividend yields and we believe are capable of sustaining healthy growth in earnings and dividends.

     As mentioned earlier, although we see the real estate cycle entering a mature phase, it is by no means on the verge of a decline. The real estate industry suffered perhaps its worst depression ever in the late 1980's and early 1990's and has emerged from that period in a much leaner and healthier position. There simply is not a lot of new development taking place and the capital flowing to the industry is nowhere near the amount that funded the overbuilding of the 1980's. Further, this capital is primarily being used to purchase existing properties rather than underwrite new development. Importantly, the emergence of the public market as the principal allocator of capital to the industry has introduced a measure of discipline that has never before existed. As discussed above, we see no shortage of excellent investment opportunities and we remain confident in our ability to earn satisfactory returns.

Sincerely,

/s/ MARTIN COHEN                                           /s/ ROBERT H. STEERS


MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                                       3

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 1997 (UNAUDITED)

                                                                           NUMBER OF
                                                                             SHARES               VALUE
                                                                        ----------------       -----------
EQUITIES                                                    101.32%
      APARTMENT/RESIDENTIAL                                  21.45%
            Associated Estates Realty Corp. ......................           139,700           $ 3,282,950
            Avalon Properties.....................................           109,700             3,140,163
            Camden Property Trust.................................            85,200             2,694,450
            Charles E. Smith Residential Realty...................           139,100             4,016,513
            Colonial Properties Trust.............................           127,900             3,757,063
            Columbus Realty Trust.................................           105,000             2,388,750
            Oasis Residential -- Preferred........................           210,200             5,438,925
            Summit Properties.....................................           164,700             3,396,937
                                                                                               -----------
                                                                                                28,115,751
                                                                                                -----------
      DIVERSIFIED                                             4.18%
            Pacific Gulf Properties...............................           172,200             3,788,400
            Santa Anita Realty Enterprises........................            54,400             1,689,800
                                                                                               -----------
                                                                                                 5,478,200
                                                                                               -----------
      HEALTH CARE                                            10.93%
            American Health Properties............................           154,900             3,891,863
            Health Care REIT......................................           140,700             3,420,769
            Healthcare Realty Trust...............................            20,800               579,800
            Meditrust Corp. ......................................            56,700             2,260,912
            National Health Investors.............................            32,300             1,267,775
            Omega Healthcare Investors............................            88,800             2,902,650
                                                                                               -----------
                                                                                                14,323,769
                                                                                               -----------
      HOTEL                                                   3.19%
            Innkeepers USA Trust..................................           141,900             2,128,500
            Sunstone Hotel........................................           141,900             2,057,550
                                                                                               -----------
                                                                                                 4,186,050
                                                                                               -----------
      INDUSTRIAL                                              2.13%
            EastGroup Properties..................................           138,750             2,792,344
                                                                                               -----------
      OFFICE                                                  8.32%
            Alexandria Real Estate Equities.......................           125,900             2,761,931
            Brandywine Realty Trust...............................           100,000             2,025,000
            Cali Realty Corp. ....................................            83,400             2,835,600
            CarrAmerica Realty Corp. .............................           114,500             3,291,875
                                                                                               -----------
                                                                                                10,914,406
                                                                                               -----------

                       See notes to financial statements.

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                                       4

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1997 (UNAUDITED)

                                                                           NUMBER OF
                                                                             SHARES               VALUE
                                                                        ----------------       -----------
      OFFICE/INDUSTRIAL                                       4.32%
            Kilroy Realty.........................................            38,400           $   969,600
            Reckson Associates Realty Corp. ......................            83,000             1,909,000
            TriNet Corporate Realty Trust.........................            84,100             2,780,556
                                                                                               -----------
                                                                                                 5,659,156
                                                                                               -----------
      SELF STORAGE                                            0.93%
            Sovran Self Storage...................................            41,700             1,219,725
                                                                                               -----------
      SHOPPING CENTER                                        45.87%
         Community Center:                                   21.55%
            Alexander Haagen Properties...........................            31,900               518,375
            Bradley Real Estate...................................           125,200             2,410,100
            Burnham Pacific Properties............................           201,000             2,763,750
            Developers Diversified Realty Corp. ..................            37,700             1,508,000
            Federal Realty Investment Trust.......................            91,200             2,462,400
            Glimcher Realty Trust.................................           271,800             5,605,875
            Mid-America Realty Investments........................           128,300             1,242,906
            Pennsylvania Real Estate Investment Trust.............           214,700             4,817,331
            Price REIT............................................            67,400             2,451,675
            Regency Realty Corp. .................................            60,100             1,637,725
            Sizeler Property Investors............................           103,800             1,070,437
            Western Investment Real Estate Trust..................           127,200             1,764,900
                                                                                               -----------
                                                                                                28,253,474
                                                                                               -----------
         Factory Outlet:                                      8.09%
            Chelsea GCA Realty....................................            70,000             2,660,000
            Horizon Group.........................................           474,000             6,369,375
            Tanger Factory Outlet Centers.........................            58,700             1,577,563
                                                                                               -----------
                                                                                                10,606,938
                                                                                               -----------

                       See notes to financial statements.

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                                       5

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 1997 (UNAUDITED)

                                                                               NUMBER OF
                                                                                SHARES            VALUE
                                                                               ---------       ------------
         Regional Mall:                                            16.23%
            CBL & Associates Properties.................................        100,400        $  2,409,600
            JP Realty...................................................        120,300           3,263,137
            Macerich Company............................................        137,900           3,826,725
            Simon DeBartolo Group.......................................        105,300           3,369,600
            Taubman Centers.............................................        160,000           2,120,000
            The Mills Corp. ............................................        117,600           3,256,050
            Urban Shopping Centers......................................         94,900           3,024,938
                                                                                               ------------
                                                                                                 21,270,050
                                                                                               ------------
               TOTAL SHOPPING CENTER....................................                         60,130,462
                                                                                               ------------
TOTAL INVESTMENTS (Identified cost -- $110,466,191).............. 101.32%                       132,819,863
LIABILITIES IN EXCESS OF OTHER ASSETS............................  (1.32%)                       (1,734,138)
                                                                  ------                       ------------
            NET ASSETS (Equivalent to $17.72 per
               share based on 7,399,100 shares of
               capital stock outstanding)........................ 100.00%                      $131,085,725
                                                                  ------                       ------------
                                                                  ------                       ------------

                       See notes to financial statements.

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                                       6

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1997 (UNAUDITED)

ASSETS:
      Investments in securities, at value (identified cost -- $110,466,191) (Note 1)...............  $132,819,863
      Dividends receivable.........................................................................       796,156
      Unamortized organization costs and other assets (Note 1).....................................        23,973
                                                                                                     ------------
            Total Assets...........................................................................   133,639,992
                                                                                                     ------------
LIABILITIES:
      Loan payable (Notes 1 and 6).................................................................     2,009,815
      Payable for investment securities purchased..................................................       298,366
      Payable for dividends declared...............................................................       103,455
      Investment advisory fees payable (Note 2)....................................................        74,946
      Administrative fees payable (Note 2).........................................................        16,060
      Interest payable (Notes 1 and 6).............................................................        13,003
      Accrued expenses and other liabilities.......................................................        38,622
                                                                                                     ------------
            Total Liabilities......................................................................     2,554,267
                                                                                                     ------------
NET ASSETS applicable to 7,399,100 shares of $.001 par value common stock outstanding (Note 4).....  $131,085,725
                                                                                                     ------------
                                                                                                     ------------
NET ASSET VALUE PER SHARE:
   ($131,085,725[div]7,399,100 shares of common stock outstanding).................................  $      17.72
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PER SHARE.............................................................................  $     17.125
                                                                                                     ------------
                                                                                                     ------------
MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE.......................................         (3.36%)
                                                                                                     ------------
                                                                                                     ------------
NET ASSETS consist of:
      Paid-in capital (Notes 1 and 4)..............................................................  $ 97,386,653
      Net unrealized appreciation on investments...................................................    22,353,671
      Accumulated net realized gain on investments sold............................................    11,008,927
      Accumulated net investment income............................................................       336,474
                                                                                                     ------------
                                                                                                     $131,085,725
                                                                                                     ------------
                                                                                                     ------------

                       See notes to financial statements.

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                                       7

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income (Note 1):
      Dividend income...............................................................................  $ 4,683,339
      Interest income...............................................................................       25,605
                                                                                                      -----------
            Total Income............................................................................    4,708,944
                                                                                                      -----------
Expenses:
      Investment advisory fees (Note 2).............................................................      440,894
      Interest expense (Notes 1 and 6)..............................................................      170,888
      Administrative fees (Note 2)..................................................................      104,948
      Transfer agent fees...........................................................................       28,303
      Custodian fees................................................................................       21,744
      Professional fees.............................................................................       17,962
      Directors' fees and expenses (Note 2).........................................................       14,872
      Reports to shareholders.......................................................................       14,726
      Amortization of organization expenses (Note 1)................................................       12,312
      Registration fees.............................................................................        7,531
      Insurance.....................................................................................        6,017
      Miscellaneous.................................................................................        4,209
                                                                                                      -----------
            Total Expenses..........................................................................      844,406
            Reduction of Expenses (Note 5)..........................................................      (23,374)
                                                                                                      -----------
            Net Expenses............................................................................      821,032
                                                                                                      -----------
Net Investment Income...............................................................................    3,887,912
                                                                                                      -----------
Realized and Unrealized Gain (Loss) on Investments:
      Net realized gain on investments..............................................................    6,861,305
      Net change in unrealized appreciation on investments..........................................     (918,176)
                                                                                                      -----------
            Net realized and unrealized gain (loss) on investments..................................    5,943,129
                                                                                                      -----------
Net increase in net assets resulting from operations................................................  $ 9,831,041
                                                                                                      -----------
                                                                                                      -----------

                       See notes to financial statements.

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                                       8

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                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                          For the Six          For the
                                                                          Months Ended       Year Ended
                                                                         June 30, 1997*   December 31, 1996
                                                                         --------------   -----------------

Change in Net Assets:
      From Operations:
            Net investment income......................................   $  3,887,912      $   7,519,381
            Net realized gain on investments...........................      6,861,305          2,177,775
            Net change in unrealized appreciation on investments.......       (918,176)        23,156,592
                                                                         --------------   -----------------
                  Net increase in net assets resulting from
                     operations........................................      9,831,041         32,853,748
                                                                         --------------   -----------------
      Dividends and Distributions from (Note 1):
            Net investment income......................................     (3,551,438)        (7,102,966)
            Net realized gain on investments...........................       --                 (369,955)
                                                                         --------------   -----------------
            Total dividends and distributions..........................     (3,551,438)        (7,472,921)
                                                                         --------------   -----------------
                  Total increase in net assets.........................      6,279,603         25,380,827
      Net Assets:
            Beginning of period........................................    124,806,122         99,425,295
                                                                         --------------   -----------------
            End of period..............................................   $131,085,725      $ 124,806,122
                                                                         --------------   -----------------
                                                                         --------------   -----------------

------------

* Unaudited.

                       See notes to financial statements.

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                                       9

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--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                              FINANCIAL HIGHLIGHTS

                                                            Six Months Ended             Year Ended December 31,
                                                             June 30, 1997      -----------------------------------------
PER SHARE OPERATING PERFORMANCE:                              (unaudited)         1996       1995       1994      1993(a)
----------------------------------------------------------  ----------------    --------    -------    -------    -------
Net asset value, beginning of period......................      $  16.87        $  13.44    $ 13.26    $ 13.30    $ 13.96(c)
                                                                --------        --------    -------    -------    -------
     Net investment income................................          0.53            1.02       0.88       0.83       0.18
     Net realized and unrealized gain (loss) on
       investments........................................          0.80            3.42       0.26       0.01      (0.60)
                                                                --------        --------    -------    -------    -------
          Total from investment operations................          1.33            4.44       1.14       0.84      (0.42)
                                                                --------        --------    -------    -------    -------
Less dividends and distributions from:
     Net investment income................................         (0.48)          (0.96)     (0.70)     (0.47)     (0.18)
     Distributions in excess of net investment income.....         (0.00)          (0.00)     (0.00)     (0.00)     (0.03)
     Net realized gain on investments.....................         (0.00)          (0.05)     (0.00)     (0.00)     (0.00)
     Tax return of capital................................         (0.00)          (0.00)     (0.26)     (0.41)     (0.03)
                                                                --------        --------    -------    -------    -------
          Total from dividends and distributions..........         (0.48)          (1.01)     (0.96)     (0.88)     (0.24)
                                                                --------        --------    -------    -------    -------
          Net increase (decrease) in net asset value......          0.85            3.43       0.18      (0.04)     (0.66)
                                                                --------        --------    -------    -------    -------
Net asset value, end of period............................      $  17.72        $  16.87    $ 13.44    $ 13.26    $ 13.30
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
Market value, end of period...............................      $ 17.125        $  16.50    $13.375    $12.375    $ 13.50
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
Total market value return(d)..............................         +6.72%         +32.37%    +16.38%    - 2.32%    - 8.48%
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
Total net asset value return(d)...........................         +7.99%         +34.68%     +9.14%     +6.45%    - 4.26%(c)
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands).............      $131,086        $124,806    $99,425    $98,136    $98,388
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
     Ratio of expenses to average weekly net assets
       (before expense reduction).........................          1.35%(b)        1.20%      1.25%      1.35%      1.22%(b)
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
     Ratio of expenses to average weekly net assets (net
       of expense reduction)..............................          1.32%(b)        1.16%      1.23%      1.31%      1.15%(b)
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
     Ratio of net investment income to average weekly net
       assets (net of expense reduction)..................          6.23%(b)        7.21%      6.79%      6.19%      5.21%(b)
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
     Ratio of net investment income to average weekly net
       assets (before expense reduction)..................          6.19%(b)        7.16%      6.78%      6.14%      5.14%(b)
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
     Portfolio turnover rate..............................            22%             31%        51%        65%        16%
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------
     Average Commission Rate(e)...........................      $ 0.0630        $ 0.0678      N/A        N/A        N/A
                                                                --------        --------    -------    -------    -------
                                                                --------        --------    -------    -------    -------

------------

(a) For the period September 27, 1993 (commencement of operations) to December 31, 1993.

(b) Annualized.

(c) Net of offering costs of $0.14 per share.

(d) Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of sales loads or brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(e) For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for trades on which commissions were charged.

                       See notes to financial statements.

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                                       10

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--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Cohen & Steers Total Return Realty Fund, Inc. (the 'Fund') was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 'Act'), as amended, as a closed-end, non-diversified management investment company. The Fund had no operations until September 13, 1993 when it sold 7,100 shares of common stock for $100,110 to Cohen & Steers Capital Management, Inc. (the 'Adviser'). Investment operations commenced on September 27, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sales on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

     Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ('NASDAQ') National Market System are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

     Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ, the National Quotations Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

     Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost unless the Board of Directors determines that this does not represent fair value.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     Dividends and Distributions to Shareholders: Dividends from investment company taxable income are declared and paid monthly. A portion of the Fund's dividends may consist of amounts in excess of investment

--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED) company taxable income derived from non-taxable components of the dividends from the Fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date.

     Dividends from net income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to payment of distributions subject to capital loss carryforward.

     Federal Income Taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for Federal income or excise tax is necessary.

     Organization Costs: All costs incurred in connection with organizing and establishing the Fund are being amortized on the straight-line basis over a period of five years from the date on which the Fund commenced operations.

     Borrowings and Leverage: The Fund may borrow for leveraging purposes when an investment opportunity arises but the Adviser believes that it is not appropriate to liquidate any existing investments. The Fund will borrow only when the Adviser believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the Fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the Fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the Fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the Fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the investment adviser to the Fund. The Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided pursuant to the Advisory Agreement, the Adviser is entitled to receive a fee, computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets. For the six months ended June 30, 1997, the Fund incurred investment advisory fees of $440,894.

     Administrative Fees: Princeton Administrators, L.P., ('the Administrator') serves as the administrator pursuant to an Administration Agreement with the Fund. Under such Agreement, the Administrator generally assists in certain aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Fund's Board of Directors. The Administrator determines the Fund's net asset value weekly, prepares such figures for publication on a weekly basis, maintains certain books and records that are not maintained by the

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)
Adviser, custodian or transfer agent, assists in the preparation of financial information for the Fund's income tax returns, proxy statements, and stockholder reports.

     Under the terms of the Administration Agreement, the Fund has agreed to pay a fee computed weekly and payable monthly, at an annual rate of 0.20% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. On March 1, 1997, administrative fees were reduced to 0.15% of the Fund's average weekly net assets subject to a monthly minimum of $12,500. For the six months ended June 30, 1997, the Fund incurred administrative fees of $104,948.

     Director's Fees: Certain directors of the Fund are also directors, officers and/or employees of the Adviser. None of the directors so affiliated received compensation for their services. Similarly, none of the Fund's officers received compensation from the Fund. For the six months ended June 30, 1997, the Fund incurred directors' fees of $14,872.

NOTE 3. PURCHASES AND SALES OF SECURITIES

     During the six months ended June 30, 1997, purchases and sales of securities, excluding short-term investments, aggregated $29,107,878 and $35,298,671, respectively.

     At June 30, 1997, the cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a Federal income tax basis, are as follows:

Aggregated cost............................................................  $110,466,191
                                                                             ------------
                                                                             ------------
Gross unrealized appreciation..............................................  $ 22,754,610
Gross unrealized depreciation..............................................      (400,938)
                                                                             ------------
Net unrealized appreciation................................................  $ 22,353,672
                                                                             ------------
                                                                             ------------

NOTE 4. COMMON STOCK

     There are 100,000,000 shares of $.001 par value common stock authorized. Of the 7,399,100 shares of common stock outstanding at June 30, 1997, Cohen & Steers Capital Management, Inc. owned 9,139 shares.

NOTE 5. DIRECTED BROKERAGE ARRANGEMENT

     The Adviser directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $23,374 under this agreement.

NOTE 6. BORROWINGS

     The Fund has entered into a Line of Credit Agreement with State Street Bank & Trust Company for $15,000,000. At June 30, 1997, the par value of loans outstanding was $2,009,815 at an interest rate of 7.25%. During the six months ended June 30, 1997, the average daily balance of loans outstanding was $5,805,747 at a weighted average interest rate of 6.37%. The maximum amount of loans outstanding at any time during the period was $11,427,243 as of January 15, 1997, which was 8.27% of total assets. The loan is collateralized by the Fund's portfolio.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 7. QUARTERLY DATA (UNAUDITED)

                                                              NET REALIZED AND        NET INCREASE
                         TOTAL                NET             UNREALIZED GAIN         IN NET ASSETS
                       INVESTMENT          INVESTMENT              (LOSS)               RESULTING          DIVIDENDS AND
QUARTERLY PERIOD         INCOME              INCOME            ON INVESTMENTS        FROM OPERATIONS       DISTRIBUTIONS
------------------  ----------------   ------------------   --------------------   -------------------   ------------------
                                PER                  PER                   PER                    PER                  PER
FISCAL 1997          AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE     AMOUNT     SHARE
------------------ ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
March 31.......... $2,311,924  $0.31   $1,846,121   $0.25   $   (50,760)  $(0.01)  $ 1,795,361   $0.24   $1,775,726   $0.24
June 30...........  2,397,020   0.33    2,041,791    0.28     5,993,889     0.81     8,035,680    1.09    1,775,712    0.24
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
                   $4,708,944  $0.64   $3,887,912   $0.53   $ 5,943,129   $ 0.80   $ 9,831,041   $1.33   $3,551,438   $0.48
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----


                        NET ASSETS AT
QUARTERLY PERIOD        END OF PERIOD
------------------  ---------------------
                                    PER
FISCAL 1997            AMOUNT      SHARE
------------------  ------------   ------
March 31..........  $124,825,757   $16.87
June 30...........   131,085,725    17.72


                                PER                  PER                   PER                    PER                  PER
FISCAL 1996          AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE     AMOUNT     SHARE
------------------ ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
March 31.......... $2,007,254  $0.27   $1,732,336   $0.23   $   435,758   $ 0.06   $ 2,168,094   $0.29   $1,775,760   $0.24
June 30...........  2,211,739   0.30    1,924,390    0.26     3,372,876     0.46     5,297,266    0.72    1,775,741    0.24
September 30......  1,870,487   0.25    1,580,139    0.22     5,010,695     0.67     6,590,834    0.89    1,775,736    0.24
December 31.......  2,637,159   0.36    2,282,516    0.31    16,515,038     2.23    18,797,554    2.54    2,145,684    0.29
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
                   $8,726,639  $1.18   $7,519,381   $1.02   $25,334,367   $ 3.42   $32,853,748   $4.44   $7,472,921   $1.01
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----

                                    PER
FISCAL 1996            AMOUNT      SHARE
------------------  ------------   ------
March 31..........  $ 99,817,629   $13.49
June 30...........   103,339,154    13.97
September 30......   108,154,252    14.62
December 31.......   124,806,122    16.87


                                PER                  PER                   PER                    PER                  PER
FISCAL 1995          AMOUNT    SHARE     AMOUNT     SHARE     AMOUNT      SHARE      AMOUNT      SHARE     AMOUNT     SHARE
------------------ ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
September 30...... $1,818,584  $0.25   $1,520,958   $0.21   $ 3,607,617   $ 0.49   $ 5,128,575   $0.70   $1,775,764   $0.24
December 31.......  2,363,515   0.32    2,076,749    0.28        70,623     0.01     2,147,372    0.29    1,775,750    0.24
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
                   $4,182,099  $0.57   $3,597,707   $0.49   $ 3,678,240   $ 0.50   $ 7,275,947   $0.99   $3,551,514   $0.48
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----
                   ----------  -----   ----------   -----   -----------   ------   -----------   -----   ----------   -----


                                    PER
FISCAL 1995            AMOUNT      SHARE
------------------  ------------   ------
September 30......  $ 99,053,673   $13.39
December 31.......    99,425,295    13.44

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

                                 PROXY RESULTS

     During the six month period ended June 30, 1997, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 1997. The description of each proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------------------
                                                                            Shares Voted      Shares Voted
                                                                                For        Authority Withheld
--------------------------------------------------------------------------------------------------------------
1. To elect Directors
   George Grossman                                                            6,875,434           52,876
   Robert H. Steers                                                           6,880,105           48,205
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                                  Shares Voted   Shares Voted   Shares Voted
                                                                      For          Against        Abstain
--------------------------------------------------------------------------------------------------------------
2. To ratify Coopers & Lybrand L.L.P. as the Fund's                 6,839,482       19,838         68,990
   certified public accountants
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

Jeffrey H. Lynford
Director

Willard H. Smith Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
1-800-543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, NY 10112

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

--------------------------------------------------------------------------------
                                       15

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017


[COHEN & STEERS LOGO]


SEMI-ANNUAL REPORT
JUNE 30, 1997


First Class Mail
U.S. Postage
PAID
Boston, MA
Permit No. 56712



                            STATEMENT OF DIFFERENCES
                            ------------------------

       The division symbol shall be expressed as .................[div]